UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Legg Mason Partners Investment Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JUNE 30, 2006

Legg Mason Partners

Investment Grade Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Investment Grade Bond Fund

Semi-Annual Report • June 30, 2006

What’s

Inside

Fund Objective

The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Letter from the Chairman	I

Fund at a Glance	1

Fund Expenses	2

Schedule of Investments	4

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	21

Board Approval of Management and Subadvisory Agreements	30

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)i rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period, causing the overall bond market to decline. During the six months ended June 30, 2006, two-year Treasury yields increased from 4.41% to 5.16%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.15%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting

Legg Mason Partners Investment Grade Bond Fund         I

inflationary pressures. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned –0.72%.

Performance Review

For the six months ended June 30, 2006, Class A shares of the Legg Mason Partners Investment Grade Bond Fund, excluding sales charges, returned –3.87%. These shares outperformed the Fund’s unmanaged benchmarks, the Lehman Brothers Long-Term Credit Bond Indexv and the Citigroup Credit Index 10+vi, which returned –5.01% and –5.05%, respectively, for the same period. The Lipper Corporate Debt Funds A-Rated Category Average1 decreased 0.95% over the same time frame.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc.

Performance Snapshot as of June 30, 2006 (excluding sales charges) (unaudited)

6 Months

Investment Grade Bond Fund — Class A Shares	-3.87%

Lehman Brothers Long-Term Credit Bond Index	-5.01%

Citigroup Credit Index 10+	-5.05%

Lipper Corporate Debt Funds A-Rated Category Average	-0.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned -4.11%, Class C shares returned -4.11% and Class Y shares returned -3.61% over the six months ended June 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 177 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Investment Grade Bond Fund

(“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

During the reporting period, the Fund’s management was assumed by a team of seasoned investment professionals from Western Asset. The Fund’s portfolio managers include S. Kenneth Leech, Stephen A. Walsh, James V. Nelson, Jeffery D. Van Schaick and Carl L. Eichstaedt.

The Fund was formerly known as Smith Barney Investment Grade Bond Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Legg Mason Partners Investment Grade Bond Fund         III

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. The Fund has greater sensitivity to changes in interest rates than a fund investing in securities with shorter maturities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
[v]	The Lehman Brothers Long-Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds.
vi	The Citigroup Credit Index 10+ is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years.

IV         Legg Mason Partners Investment Grade Bond Fund

Fund at a Glance (unaudited)

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(3.87)%	$1,000.00	$961.30	1.04%	$5.06

Class B	(4.11)	1,000.00	958.90	1.68	8.16

Class C	(4.11)	1,000.00	958.90	1.62	7.87

Class Y	(3.61)	1,000.00	963.90	0.64	3.12

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.64	1.04%	$5.21

Class B	5.00	1,000.00	1,016.46	1.68	8.40

Class C	5.00	1,000.00	1,016.76	1.62	8.10

Class Y	5.00	1,000.00	1,021.62	0.64	3.21

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         3

Schedule of Investments (June 30, 2006) (unaudited)

LEGG MASON PARTNERS INVESTMENT GRADE BOND FUND

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 89.9%
Aerospace & Defense — 3.1%
$6,500,000	A	Boeing Co., Debentures, 6.875% due 10/15/43	$7,018,759
2,000,000	BBB+	Lockheed Martin Corp., Bonds, 8.500% due 12/1/29	2,524,494
6,300,000	BBB+	Northrop Grumman Corp., Debentures, 7.750% due 2/15/31	7,382,409
5,000,000	BBB	Raytheon Co., Debentures, 7.200% due 8/15/27	5,522,505
5,250,000	A	United Technologies Corp., Debentures, 7.500% due 9/15/29	6,100,894

		Total Aerospace & Defense	28,549,061

Airlines — 0.3%
2,440,000	BBB+	Qantas Airways Ltd., Notes, 6.050% due 4/15/16 (a)	2,367,173

Automobiles — 2.0%
6,500,000	BBB	DaimlerChrysler Corp., Debentures, 7.450% due 3/1/27	6,626,691
5,000,000	B+	Ford Motor Co., Notes, 7.450% due 7/16/31	3,637,500
10,000,000	B-	General Motors Corp., Senior Debentures, 8.375% due 7/15/33	8,100,000

		Total Automobiles	18,364,191

Beverages — 1.6%
3,000,000	A+	Anheuser-Busch Cos. Inc., Senior Bonds, 6.000% due 11/1/41	2,870,757
7,125,000	A-	Diageo Capital PLC, Notes, 4.850% due 5/15/18	6,370,042
6,900,000	A	PepsiAmericas Inc., Bonds, 5.500% due 5/15/35	6,108,218

		Total Beverages	15,349,017

Capital Markets — 3.4%
6,025,000	A+	Goldman Sachs Group Inc., Notes, 6.125% due 2/15/33	5,645,545
5,000,000	A+	Lehman Brothers Holdings Inc., Senior Notes, 8.800% due 3/1/15	5,924,710
6,850,000	A	Mellon Funding Corp., Subordinated Notes, 5.500% due 11/15/18	6,574,356
		Merrill Lynch & Co. Inc., Notes:
1,600,000	A+	6.875% due 11/15/18	1,702,285
5,000,000	A+	6.750% due 6/1/28	5,142,475
7,280,000	AA-	UBS Preferred Funding Trust, Subordinated Notes, Series 1, 6.243% due 5/15/16 (b)*	7,185,076

		Total Capital Markets	32,174,447

Chemicals — 1.3%
5,750,000	A-	Dow Chemical Co., Debentures, 7.375% due 11/1/29	6,404,862
5,000,000	A	PPG Industries Inc., Debentures, 9.000% due 5/1/21	6,182,090

		Total Chemicals	12,586,952

Commercial Banks — 7.0%
10,000,000	A	BAC Capital Trust VI, Capital Securities, 5.625% due 3/8/35 (c)	8,594,520
4,480,000	BBB+	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16 (a)(b)	4,458,980
6,000,000	A+	HSBC Holdings PLC, Subordinated Notes, 7.625% due 5/17/32	6,852,576
9,510,000	A	RBS Capital Trust III, Subordinated Notes, 5.512% due 9/30/14 (b)*	8,880,362
6,830,000	BBB-	Resona Preferred Global Securities Cayman Ltd., 7.191% due 7/30/15 (a)(b)*	6,862,238
8,770,000	A3 (d)	RSHB Capital S.A., Notes, 7.175% due 5/16/13 (a)	8,715,187
7,575,000	BBB-	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16 (a)(b)*	7,126,969

See Notes to Financial Statements.

4         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Commercial Banks — 7.0% (continued)
$3,650,000	A	Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (a)	$4,323,188
3,425,000	A+	SunTrust Bank, Subordinated Notes, 5.450% due 12/1/17	3,273,875
5,800,000	A+	Wachovia Bank NA, Subordinated Notes, 7.800% due 8/18/10	6,212,943

		Total Commercial Banks	65,300,838

Commercial Services & Supplies — 0.3%
2,770,000	BBB	Waste Management Inc., Senior Notes, 7.750% due 5/15/32	3,134,078

Communications Equipment — 0.5%
5,000,000	A-	Motorola Inc., Debentures, 6.500% due 9/1/25	5,013,605

Computers & Peripherals — 1.4%
6,075,000	A	Dell Inc., Debentures, 7.100% due 4/15/28	6,588,866
6,275,000	A+	International Business Machines Corp., Debentures, 7.000% due 10/30/25	6,838,690

		Total Computers & Peripherals	13,427,556

Consumer Finance — 1.2%
5,025,000	BB	General Motors Acceptance Corp., Notes, 6.875% due 9/15/11	4,799,769
6,800,000	A	SLM Corp., Medium-Term Notes, 5.625% due 8/1/33	6,096,404

		Total Consumer Finance	10,896,173

Diversified Financial Services — 9.0%
5,870,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (a)	5,586,819
8,000,000	AA+	AIG SunAmerica Global Financing X, Bonds, 6.900% due 3/15/32 (a)(c)	8,411,568
4,600,000	BBB+	Capital One Bank, Notes, 5.750% due 9/15/10	4,593,362
7,400,000	A	CIT Group Funding Co. of Canada, Senior Notes, 5.200% due 6/1/15	6,942,924
7,090,000	A	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	6,747,518
		General Electric Capital Corp.:
8,775,000	AAA	Global Medium-Term Notes, 6.000% due 6/15/12	8,886,794
		Medium-Term Notes, Series A:
2,000,000	AAA	4.125% due 9/1/09	1,917,084
1,000,000	AAA	6.750% due 3/15/32	1,070,780
7,000,000	A-	Goldman Sachs Capital I, Capital Securities, 6.345% due 2/15/34	6,546,232
4,680,000	A	ILFC E-Capital Trust I, 5.900% due 12/21/65 (a)(b)	4,566,482
6,950,000	AA-	International Lease Finance Corp., Notes, 5.875% due 5/1/13	6,907,355
6,600,000	A	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12	6,841,725
1,640,000	BBB	MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16 (b)*	1,584,814
4,600,000	BBB-	Residential Capital Corp., Notes, 6.000% due 2/22/11	4,461,706
4,920,000	BBB-	ZFS Finance USA Trust I, Bonds, 6.150% due 12/15/65 (a)(b)	4,718,191
4,480,000	BBB-	ZFS Finance USA Trust II, Bonds, 6.450% due 12/15/65 (a)(b)	4,106,063

		Total Diversified Financial Services	83,889,417

Diversified Telecommunication Services — 8.0%
2,770,000	A	AT&T Corp., Senior Notes, 8.000% due 11/15/31	3,189,552
7,000,000	A	BellSouth Telecommunications Inc., Debentures, 5.850% due 11/15/45	5,788,006

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 8.0% (continued)
		British Telecommunications PLC:
$1,500,000	BBB+	Bonds, 8.875% due 12/15/30	$1,848,678
2,000,000	BBB+	Notes, 8.375% due 12/15/10	2,197,786
15,775,000	A-	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	14,915,673
		Embarq Corp., Notes:
2,260,000	BBB-	6.738% due 6/1/13	2,256,235
3,530,000	BBB-	7.995% due 6/1/36	3,558,106
		France Telecom SA, Notes:
2,750,000	A-	7.750% due 3/1/11	2,956,951
1,750,000	A-	8.500% due 3/1/31	2,111,749
		Koninklijke KPN NV, Senior Notes:
2,850,000	BBB+	8.000% due 10/1/10	3,025,637
2,240,000	BBB+	8.375% due 10/1/30	2,411,192
5,000,000	A	SBC Communications Inc., Bonds, 6.450% due 6/15/34	4,767,715
		Telecom Italia Capital SA:
4,350,000	BBB+	Notes, 5.250% due 10/1/15	3,944,289
5,000,000	BBB+	Senior Notes, 6.000% due 9/30/34	4,330,585
2,000,000	BBB+	Telefonica Europe BV, 8.250% due 9/15/30	2,265,216
		Verizon Global Funding Corp.:
		Notes:
5,000,000	A	6.125% due 6/15/07	5,019,540
4,000,000	A	7.375% due 9/1/12	4,257,084
2,000,000	A	7.750% due 6/15/32	2,159,500
3,720,000	A	Senior Notes, 5.850% due 9/15/35	3,246,649

		Total Diversified Telecommunication Services	74,250,143

Electric Utilities — 6.1%
6,225,000	A	Alabama Power Co., Bonds, Series 1, 5.650% due 3/15/35	5,559,373
3,000,000	BBB	Carolina Power & Light Co., First Mortgage Bonds, 6.125% due 9/15/33	2,896,242
5,000,000	A-	Commonwealth Edison Co., Secured Notes, 5.875% due 2/1/33	4,622,220
570,000	BBB-	Empresa Nacional de Electricidad SA, 8.350% due 8/1/13	614,626
4,950,000	BBB+	Entergy Gulf States Inc., First Mortgage Bonds, 6.200% due 7/1/33	4,508,782
		FirstEnergy Corp., Notes:
5,000,000	BBB-	Series B, 6.450% due 11/15/11	5,093,320
10,860,000	BBB-	Series C, 7.375% due 11/15/31	11,685,762
7,175,000	A	Florida Power & Light Co., First Mortgage Bonds, 5.625% due 4/1/34	6,609,854
11,600,000	BBB	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	10,983,796
4,000,000	BBB-	Progress Energy Inc., Senior Notes, 7.750% due 3/1/31	4,474,620

		Total Electric Utilities	57,048,595

Energy Equipment & Services — 2.0%
4,925,000	BBB	Consolidated Natural Gas Co., Debentures, 6.800% due 12/15/27	4,994,945
6,350,000	A-	TransCanada PipeLines Ltd., Medium-Term Notes, 7.700% due 6/15/29	7,477,715
5,480,000	A-	Transocean Inc., Notes, 7.500% due 4/15/31	6,116,628

		Total Energy Equipment & Services	18,589,288

See Notes to Financial Statements.

6         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Food & Staples Retailing — 1.7%
$3,750,000	BBB-	Kroger Co., Senior Notes, 6.750% due 4/15/12	$3,854,392
5,000,000	BBB-	Safeway Inc., Notes, 5.800% due 8/15/12	4,889,220
		Wal-Mart Stores Inc., Senior Notes:
950,000	AA	6.875% due 8/10/09	984,460
5,600,000	AA	7.550% due 2/15/30	6,517,566

		Total Food & Staples Retailing	16,245,638

Food Products — 2.4%
1,275,000	A	Archer-Daniels-Midland Co., Senior Debentures, 6.625% due 5/1/29	1,336,552
5,700,000	A	Campbell Soup Co., Debentures, 8.875% due 5/1/21	7,153,756
2,700,000	BBB+	H.J. Heinz Finance Co., Notes, 6.750% due 3/15/32	2,649,621
6,200,000	BBB+	Kraft Foods Inc., Bonds, 6.500% due 11/1/31	6,210,751
5,000,000	BBB+	Sara Lee Corp., Notes, 6.250% due 9/15/11	4,986,840
10,000	A+	Unilever Capital Corp., Senior Notes, 5.900% due 11/15/32	9,398

		Total Food Products	22,346,918

Gas Utilities — 0.5%
4,750,000	BBB+	AGL Capital Corp., Senior Notes, 4.950% due 1/15/15	4,378,664

Health Care Providers & Services — 2.4%
3,500,000	A-	Aetna Inc., Senior Notes, 6.000% due 6/15/16	3,455,652
4,750,000	BBB	Humana Inc., Senior Notes, 6.300% due 8/1/18	4,638,180
6,800,000	A	UnitedHealth Group Inc., Senior Notes, 5.000% due 8/15/14	6,370,063
3,380,000	BBB	Universal Health Services Inc., Notes, 7.125% due 6/30/16	3,401,490
4,390,000	BBB+	WellPoint Health Networks Inc., Notes, 6.375% due 1/15/12	4,468,506

		Total Health Care Providers & Services	22,333,891

Hotels, Restaurants & Leisure — 1.1%
4,700,000	BBB-	Harrah’s Operating Co. Inc., Senior Notes, 5.750% due 10/1/17	4,290,197
6,150,000	A	McDonald’s Corp., Debentures, 6.375% due 1/8/28	6,332,403

		Total Hotels, Restaurants & Leisure	10,622,600

Household Durables — 1.6%
4,910,000	BB	K. Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	4,897,725
6,750,000	BBB	Lennar Corp., Senior Notes, Series B, 5.600% due 5/31/15	6,142,122
5,150,000	BBB	Pulte Homes Inc., Notes, 6.000% due 2/15/35	4,312,837

		Total Household Durables	15,352,684

Household Products — 0.6%
5,000,000	AA-	Procter & Gamble Co., Debentures, 6.450% due 1/15/26	5,259,610

Independent Power Producers & Energy Traders — 0.7%
7,350,000	BB+	TXU Corp., Senior Notes, Series R, 6.550% due 11/15/34	6,493,607

Industrial Conglomerates — 0.4%
4,000,000	BBB+	Tyco International Group SA, Notes, 6.875% due 1/15/29	4,135,116

Insurance — 2.6%
4,005,000	BBB	Infinity Property & Casualty Corp., Senior Notes, Series B, 5.500% due 2/18/14	3,750,943
1,790,000	BBB	Marsh & McLennan Cos. Inc., Senior Notes, 5.875% due 8/1/33	1,559,511

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         7

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Insurance — 2.6% (continued)
$9,450,000	AA-	New York Life Insurance Co., Notes, 5.875% due 5/15/33 (a)	$9,055,822
5,000,000	A+	Progressive Corp., Senior Notes, 6.625% due 3/1/29	5,184,830
4,500,000	A-	Stingray Pass-Through Trust Certificates, Medium-Term Notes, 5.902% due 1/12/15 (a)	4,252,325

		Total Insurance	23,803,431

IT Services — 0.4%
		Electronic Data Systems Corp., Notes:
2,000,000	BBB-	7.125% due 10/15/09	2,066,998
2,000,000	BBB-	7.450% due 10/15/29	2,066,080

		Total IT Services	4,133,078

Machinery — 0.7%
5,000,000	A-	Deere & Co., Debentures, 8.100% due 5/15/30	6,236,765

Media — 6.1%
4,925,000	BBB	BSkyB Finance UK PLC, Senior Notes, 5.625% due 10/15/15 (a)	4,672,426
		Comcast Corp., Notes:
5,810,000	BBB+	7.050% due 3/15/33	5,911,971
13,435,000	BBB+	6.450% due 3/15/37 (c)	12,659,814
4,411,000	BBB-	Cox Communications Inc., Notes, 7.750% due 11/1/10	4,675,448
5,000,000	BBB	News America Holdings Inc., Senior Debentures, 8.500% due 2/23/25	5,664,565
5,000,000	BBB+	Time Warner Cos. Inc., Debentures, 7.570% due 2/1/24	5,325,030
3,500,000	BBB+	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	3,971,027
8,100,000	BBB+	Time Warner Inc., Debentures, 7.700% due 5/1/32 (c)	8,829,284
5,000,000	BBB	Viacom Inc., Senior Notes, 8.625% due 8/1/12	5,545,135

		Total Media	57,254,700

Multi-Utilities — 2.0%
7,100,000	A	Consolidated Edison Co. of New York, Senior Notes, 5.375% due 12/15/15	6,815,943
4,725,000	BBB+	Sempra Energy, Senior Notes, 4.621% due 5/17/07	4,679,943
8,175,000	BBB+	United Utilities PLC, Bonds, 4.550% due 6/19/18	6,946,551

		Total Multi-Utilities	18,442,437

Multiline Retail — 1.1%
5,150,000	BBB	May Department Stores Co., Notes, 6.700% due 7/15/34	5,044,750
4,775,000	A	Nordstrom Inc., Senior Debentures, 6.950% due 3/15/28	4,934,862

		Total Multiline Retail	9,979,612

Oil, Gas & Consumable Fuels — 6.9%
1,350,000	A-	Apache Corp., Debentures, 7.950% due 4/15/26	1,598,812
3,610,000	A-	Apache Finance Canada Corp., Notes, 7.750% due 12/15/29	4,249,021
4,800,000	A-	Burlington Resources Finance Co., Senior Notes, 6.680% due 2/15/11	4,977,115
6,040,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	6,591,881
3,000,000	BBB	Devon Energy Corp., Debentures, 7.950% due 4/15/32	3,467,067
3,500,000	A-	Global Marine Inc., Notes, 7.000% due 6/1/28	3,756,036
700,000	BB+	Kerr-McGee Corp., Notes, 7.875% due 9/15/31	793,614
2,650,000	BBB+	Kinder Morgan Energy Partners LP, Senior Notes, 5.800% due 3/15/35	2,268,601
3,400,000	BBB	Kinder Morgan Finance Company, ULC, Notes, 6.400% due 1/5/36	2,789,183

See Notes to Financial Statements.

8         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 6.9% (continued)
$6,400,000	AA	Lasmo (USA) Inc., Notes, 7.300% due 11/15/27	$7,348,013
8,225,000	A-	Norsk Hydro ASA, Debentures, 6.800% due 1/15/28	8,853,990
5,000,000	BBB	Ocean Energy Inc., Senior Notes, 7.500% due 9/15/27	5,380,365
6,500,000	BBB	Pemex Project Funding Master Trust, Notes, 6.625% due 6/15/35 (a)	5,890,625
5,050,000	BBB-	Valero Energy Corp., Notes, 4.750% due 6/15/13	4,644,318
2,225,000	BBB-	XTO Energy Inc., Senior Notes, 6.100% due 4/1/36	2,020,482

		Total Oil, Gas & Consumable Fuels	64,629,123

Paper & Forest Products — 1.3%
7,000,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	7,160,013
5,000,000	BBB	Willamette Industries Inc., Debentures, 7.350% due 7/1/26	4,961,150

		Total Paper & Forest Products	12,121,163

Pharmaceuticals — 1.1%
3,435,000	AA	Eli Lilly & Co., Notes, 7.125% due 6/1/25	3,815,275
5,850,000	A	Wyeth, Notes, 6.500% due 2/1/34	5,875,828
240,000	AA+	Zeneca Wilmington Inc., Debentures, 7.000% due 11/15/23	267,160

		Total Pharmaceuticals	9,958,263

Real Estate Investment Trusts (REITs) — 1.2%
1,720,000	BBB	Boston Properties LP, Senior Notes, 6.250% due 1/15/13	1,737,558
4,750,000	A-	ERP Operating LP, Notes, 5.250% due 9/15/14	4,517,069
4,825,000	BBB	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	4,593,106

		Total Real Estate Investment Trusts (REITs)	10,847,733

Road & Rail — 2.4%
6,000,000	BBB+	Burlington Northern Santa Fe Corp., Notes, 5.900% due 7/1/12	6,040,428
5,324,000	A-	Canadian National Railway Co., Notes, 6.900% due 7/15/28	5,765,631
		Union Pacific Corp.:
4,210,000	BBB	Debentures, 6.625% due 2/1/29	4,351,107
6,794,179	A	Pass-Through Certificates, 4.698% due 1/2/24	6,236,207

		Total Road & Rail	22,393,373

Specialty Retail — 1.2%
4,605,000	BBB	Limited Brands Inc., Debentures, 6.950% due 3/1/33	4,403,287
6,300,000	A+	Lowe’s Cos. Inc., Debentures, 6.875% due 2/15/28	6,880,337

		Total Specialty Retail	11,283,624

Thrifts & Mortgage Finance — 1.2%
		Washington Mutual Inc.:
7,125,000	A-	Notes, 4.200% due 1/15/10	6,782,658
4,990,000	BBB+	Subordinated Notes, 4.625% due 4/1/14	4,515,177

		Total Thrifts & Mortgage Finance	11,297,835

Tobacco — 0.4%
3,500,000	BBB	Altria Group Inc., Notes, 7.000% due 11/4/13	3,697,795

Wireless Telecommunication Services — 2.7%
		New Cingular Wireless Services Inc.:
1,800,000	A	Notes, 8.125% due 5/1/12	1,983,098
3,675,000	A	Senior Notes, 8.750% due 3/1/31	4,518,416

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         9

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Wireless Telecommunication Services — 2.7% (continued)
		Sprint Capital Corp., Notes:
$2,000,000	A-	8.375% due 3/15/12	$2,212,318
9,105,000	A-	8.750% due 3/15/32	11,011,059
6,200,000	A-	Vodafone Group PLC, Notes, 5.000% due 9/15/15	5,617,696

		Total Wireless Telecommunication Services	25,342,587

		TOTAL CORPORATE BONDS & NOTES (Cost — $874,065,954)	839,530,781

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
2,500,000	AAA	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.510% due 12/15/29	2,358,585
1,165,515	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.492% due 2/25/35 (b)	1,134,590
		Structured Asset Securities Corp.:
1,093,956	AA (e)	Series 1998-3, Class M1, 6.323% due 3/25/28 (b)	1,095,083
1,957,643	AA	Series 1998-8, Class M1, 6.263% due 8/25/28 (b)	1,959,581

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $6,733,350)	6,547,839

MORTGAGE-BACKED SECURITIES — 0.3%
FNMA — 0.0%
117,974		Federal National Mortgage Association (FNMA), 6.500% due 9/1/28-1/1/29	119,214

GNMA — 0.3%
2,344,278		Government National Mortgage Association (GNMA), 6.500% due 3/15/28-3/15/29	2,380,967

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $2,447,450)	2,500,181

MUNICIPAL BOND — 0.1%
Illinois — 0.1%
1,700,000	AA	Illinois State GO, 5.100% due 6/1/33 (Cost — $1,560,135)	1,519,273

SOVEREIGN BONDS — 4.3%
Canada — 2.5%
5,600,000	A	Province of Nova Scotia, Debentures, 7.250% due 7/27/13	6,141,262
		Province of Quebec, Debentures:
5,000,000	A+	7.500% due 7/15/23	5,897,300
5,000,000	A+	7.500% due 9/15/29	6,050,940
5,000,000	AA-	Province of Saskatchewan, Debentures, 8.000% due 2/1/13	5,676,995

		Total Canada	23,766,497

Italy — 1.0%
		Republic of Italy:
3,800,000	AA-	Debentures, 6.875% due 9/27/23	4,208,208
4,700,000	AA-	Senior Notes, 5.625% due 6/15/12	4,721,225

		Total Italy	8,929,433

See Notes to Financial Statements.

10         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Mexico — 0.8%
$6,800,000	A	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	$7,122,837

		TOTAL SOVEREIGN BONDS (Cost — $39,387,915)	39,818,767

U.S. GOVERNMENT OBLIGATIONS — 3.3%
21,855,000		U.S. Treasury Bonds, 5.375% due 2/15/31	22,239,189
		U.S. Treasury Notes:
8,660,000		4.500% due 2/15/16	8,241,886
130,000		4.500% due 2/15/36	116,604

		TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost — $30,363,573)	30,597,679

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $954,558,377)	920,514,520

SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
3,415,000		Merrill Lynch, Pierce, Fenner, & Smith Inc. repurchase agreement, dated 6/30/06, 5.150% due 7/3/06; Proceeds at maturity — $3,416,466 (Fully collateralized by U.S. government agency obligation, 0.000% due 4/18/07; Market value — $3,487,901)	3,415,000

U.S. Government Agency Obligations — 0.0%
260,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.053% due 9/25/06 (f)(g)	256,843

		TOTAL SHORT-TERM INVESTMENTS (Cost — $3,671,919)	3,671,843

		TOTAL INVESTMENTS — 99.0% (Cost — $958,230,296#)	924,186,363
		Other Assets in Excess of Liabilities — 1.0%	9,553,009

		TOTAL NET ASSETS — 100.0%	$933,739,372

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.
(c)	All or a portion of this security is segregated for open futures contracts.
(d)	Rating by Moody’s Investors Service.
(e)	Rating by Fitch Ratings Service.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Rate shown represents yield to maturity.
*	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 12 and 13 for definitions of ratings.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         11

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

12         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         13

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $958,230,296)	$924,186,363
Interest receivable	15,830,645
Receivable for Fund shares sold	1,100,721
Prepaid expenses	38,088

Total Assets	941,155,817

LIABILITIES:
Payable for securities purchased	3,827,254
Distributions payable	1,657,178
Payable for Fund shares repurchased	964,843
Investment management fee payable	482,088
Payable to broker — variation margin on open futures contracts	134,578
Distribution fees payable	103,921
Due to custodian	32,746
Directors’ fees payable	4,455
Accrued expenses	209,382

Total Liabilities	7,416,445

Total Net Assets	$933,739,372

NET ASSETS:
Par value (Note 6)	$80,268
Paid-in capital in excess of par value	985,570,182
Overdistributed net investment income	(898,529)
Accumulated net realized loss on investments and futures contracts	(17,076,615)
Net unrealized depreciation on investments and futures contracts	(33,935,934)

Total Net Assets	$933,739,372

Shares Outstanding:
Class A	36,586,182

Class B	11,521,481

Class C	5,855,537

Class Y	26,305,135

Net Asset Value:
Class A (and redemption price)	$11.64

Class B *	$11.62

Class C *	$11.58

Class Y (and redemption price)	$11.64

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$12.19

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$27,838,262

EXPENSES:
Investment management fee (Note 2)	2,984,133
Distribution fees (Note 4)	1,337,847
Transfer agent fees (Note 4)	581,009
Shareholder reports (Note 4)	65,128
Registration fees	30,226
Audit and tax	15,472
Legal fees	11,826
Insurance	9,960
Directors’ fees	8,457
Custody fees	3,779
Miscellaneous expenses	4,010

Total Expenses	5,051,847
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(34,995)

Net Expenses	5,016,852

Net Investment Income	22,821,410

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(10,509,590)
Futures contracts	478,349

Net Realized Loss	(10,031,241)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(51,064,565)
Futures contracts	107,999

Change in Net Unrealized Appreciation/Depreciation	(50,956,566)

Net Loss on Investments and Futures Contracts	(60,987,807)

Decrease in Net Assets From Operations	$(38,166,397)

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         15

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$22,821,410	$41,248,044
Net realized gain (loss)	(10,031,241)	7,200,337
Change in net unrealized appreciation/depreciation	(50,956,566)	(31,006,009)

Increase (Decrease) in Net Assets From Operations	(38,166,397)	17,442,372

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(24,169,344)	(44,235,172)
Net realized gains	—	(8,707,709)

Decrease in Net Assets From Distributions to Shareholders	(24,169,344)	(52,942,881)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	105,145,323	230,718,665
Reinvestment of distributions	13,798,844	30,998,920
Cost of shares repurchased	(102,988,148)	(245,545,488)

Increase in Net Assets From Fund Share Transactions	15,956,019	16,172,097

Decrease in Net Assets	(46,379,722)	(19,328,412)
NET ASSETS:
Beginning of period	980,119,094	999,447,506

End of period*	$933,739,372	$980,119,094

* Includes undistributed (overdistributed) net investment income of:	$(898,529)	$449,405

See Notes to Financial Statements.

16         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.42		$12.88	$12.92	$12.88	$12.10	$11.73

Income (Loss) From Operations:
Net investment income	0.29		0.54	0.56	0.58	0.62	0.74
Net realized and unrealized gain (loss)	(0.77)		(0.31)	0.25	0.08	0.83	0.37

Total Income (Loss) From Operations	(0.48)		0.23	0.81	0.66	1.45	1.11

Less Distributions From:
Net investment income	(0.30)		(0.58)	(0.62)	(0.60)	(0.64)	(0.74)
Net realized gains	—		(0.11)	(0.23)	(0.02)	—	—
Return of capital	—		—	—	—	(0.03)	—

Total Distributions	(0.30)		(0.69)	(0.85)	(0.62)	(0.67)	(0.74)

Net Asset Value, End of Period	$11.64		$12.42	$12.88	$12.92	$12.88	$12.10

Total Return(3)	(3.87)%		1.82%	6.47%	5.22%	12.43%	9.70%

Net Assets, End of Period (millions)	$426		$461	$438	$420	$384	$288

Ratios to Average Net Assets:
Gross expenses	1.04	%(4)	1.05%	1.06%	1.03%	1.03%	1.00%
Net expenses	1.04	(4)(5)	1.05	1.05 (5)	1.03	1.03	1.00
Net investment income	4.80	(4)	4.24	4.37	4.45	5.06	6.10

Portfolio Turnover Rate	44%		40%	43%	53%	52%	39%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.39		$12.85	$12.89	$12.86	$12.08	$11.71

Income (Loss) From Operations:
Net investment income	0.25		0.47	0.50	0.51	0.56	0.67
Net realized and unrealized gain (loss)	(0.76)		(0.31)	0.24	0.08	0.83	0.38

Total Income (Loss) From Operations	(0.51)		0.16	0.74	0.59	1.39	1.05

Less Distributions From:
Net investment income	(0.26)		(0.51)	(0.55)	(0.54)	(0.58)	(0.68)
Net realized gains	—		(0.11)	(0.23)	(0.02)	—	—
Return of capital	—		—	—	—	(0.03)	—

Total Distributions	(0.26)		(0.62)	(0.78)	(0.56)	(0.61)	(0.68)

Net Asset Value, End of Period	$11.62		$12.39	$12.85	$12.89	$12.86	$12.08

Total Return(3)	(4.11)%		1.27%	5.94%	4.65%	11.88%	9.17%

Net Assets, End of Period (millions)	$134		$161	$182	$208	$211	$161

Ratios to Average Net Assets:
Gross expenses	1.68	%(4)	1.59%	1.56%	1.52%	1.54%	1.51%
Net expenses	1.68	(4)(5)	1.59	1.55 (5)	1.52	1.54	1.51
Net investment income	4.16	(4)	3.70	3.87	3.94	4.56	5.59

Portfolio Turnover Rate	44%		40%	43%	53%	52%	39%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.35		$12.81	$12.87	$12.83	$12.06	$11.69

Income (Loss) From Operations:
Net investment income	0.25		0.46	0.49	0.52	0.56	0.68
Net realized and unrealized gain (loss)	(0.75)		(0.30)	0.24	0.08	0.83	0.38

Total Income (Loss) From Operations	(0.50)		0.16	0.73	0.60	1.39	1.06

Less Distributions From:
Net investment income	(0.27)		(0.51)	(0.56)	(0.54)	(0.59)	(0.69)
Net realized gains	—		(0.11)	(0.23)	(0.02)	—	—
Return of capital	—		—	—	—	(0.03)	—

Total Distributions	(0.27)		(0.62)	(0.79)	(0.56)	(0.62)	(0.69)

Net Asset Value, End of Period	$11.58		$12.35	$12.81	$12.87	$12.83	$12.06

Total Return(3)	(4.11)%		1.24%	5.86%	4.80%	11.91%	9.28%

Net Assets, End of Period (millions)	$68		$72	$60	$54	$70	$39

Ratios to Average Net Assets:
Gross expenses	1.66	%(4)	1.69%	1.58%	1.44%	1.47%	1.41%
Net expenses	1.62	(4)(5)	1.69	1.57 (5)	1.44	1.47	1.41
Net investment income	4.22	(4)	3.61	3.85	4.02	4.61	5.60

Portfolio Turnover Rate	44%		40%	43%	53%	52%	39%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.41		$12.87	$12.91	$12.87	$12.09	$11.72

Income (Loss) From Operations:
Net investment income	0.31		0.59	0.62	0.63	0.67	0.78
Net realized and unrealized gain (loss)	(0.75)		(0.31)	0.24	0.08	0.82	0.37

Total Income (Loss) From Operations	(0.44)		0.28	0.86	0.71	1.49	1.15

Less Distributions From:
Net investment income	(0.33)		(0.63)	(0.67)	(0.65)	(0.68)	(0.78)
Net realized gains	—		(0.11)	(0.23)	(0.02)	—	—
Return of capital	—		—	—	—	(0.03)	—

Total Distributions	(0.33)		(0.74)	(0.90)	(0.67)	(0.71)	(0.78)

Net Asset Value, End of Period	$11.64		$12.41	$12.87	$12.91	$12.87	$12.09

Total Return(3)	(3.61)%		2.23%	6.87%	5.62%	12.84%	10.07%

Net Assets, End of Period (millions)	$306		$286	$319	$269	$178	$149

Ratios to Average Net Assets:
Gross expenses	0.64	%(4)	0.65%	0.65%	0.64%	0.67%	0.68%
Net expenses	0.64	(4)(5)	0.65	0.64 (5)	0.64	0.67	0.68
Net investment income	5.20	(4)	4.63	4.79	4.84	5.44	6.43

Portfolio Turnover Rate	44%		40%	43%	53%	52%	39%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Investment Grade Bond Fund (formerly known as Smith Barney Investment Grade Bond Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.65%
Over $500 million	0.60

22         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

During the six months ended June 30, 2006, the Fund was reimbursed expenses in the amount of $34,995.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason serve as co-distributors of the Fund.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2006, LMIS and its affiliates did not receive sales charges from the Fund’s Class A shares. In addition, for the six months ended June 30, 2006, there were no CDSCs paid to LMIS and its affiliates.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government Obligations were as follows:

	Investments	U.S. Government Obligations
Purchases	$314,443,545	$125,412,410

Sales	315,774,940	97,904,843

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,401,892
Gross unrealized depreciation	(50,445,825)

Net unrealized depreciation	$(34,043,933)

At June 30, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain

U.S. Treasury, 10-Year Notes	297	9/06	$31,251,234	$31,143,235	$107,999

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$550,643	$294,205	$32,087
Class B	546,285	186,218	23,955
Class C	240,919	100,524	9,079
Class Y	—	62	7

Total	$1,337,847	$581,009	$65,128

5.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$11,205,523	$20,653,601
Class B	3,232,741	6,952,655
Class C	1,550,552	2,681,314
Class Y	8,180,528	13,947,602

Total	$24,169,344	$44,235,172

Net Realized Gains:
Class A	$—	$4,127,058
Class B	—	1,473,822
Class C	—	635,966
Class Y	—	2,470,863

Total	$—	$8,707,709

6.	Capital Shares

At June 30, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

24         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,453,803	$41,581,120	8,143,915	$104,129,373
Shares issued on reinvestment	821,407	9,800,756	1,675,884	21,283,178
Shares repurchased	(4,794,250)	(57,454,170)	(6,699,697)	(85,388,140)

Net Increase (Decrease)	(519,040)	$(6,072,294)	3,120,102	$40,024,411

Class B
Shares sold	609,459	$7,315,195	1,884,680	$24,097,638
Shares issued on reinvestment	228,646	2,724,347	546,316	6,924,610
Shares repurchased	(2,343,124)	(28,085,448)	(3,602,342)	(45,952,216)

Net Decrease	(1,505,019)	$(18,045,906)	(1,171,346)	$(14,929,968)

Class C
Shares sold	1,134,204	$13,557,384	2,492,354	$31,704,056
Shares issued on reinvestment	107,411	1,273,741	213,775	2,696,187
Shares repurchased	(1,190,823)	(14,225,187)	(1,617,468)	(20,481,344)

Net Increase	50,792	$605,938	1,088,661	$13,918,899

Class Y
Shares sold	3,528,153	$42,691,624	5,579,688	$70,787,598
Shares issued on reinvestment	—	—	7,745	94,945
Shares repurchased	(269,138)	(3,223,343)	(7,313,923)	(93,723,788)

Net Increase (Decrease)	3,259,015	$39,468,281	(1,726,490)	$(22,841,245)

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

26         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Investment Grade Bond Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. The Fund’s investment management fee will remain unchanged. For its services, LMPFA will pay Western Asset 70% of the net management fee that it receives from the Fund.

The Fund’s Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

28         Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

11.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes —an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Legg Mason Partners Investment Grade Bond Fund 2006 Semi-Annual Report         29

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 29, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with pre-8/1/06 manager and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in

30         Legg Mason Partners Investment Grade Bond Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place, if any. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further

Legg Mason Partners Investment Grade Bond Fund         31

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

32         Legg Mason Partners Investment Grade Bond Fund

Legg Mason Partners Investment Grade Bond Fund

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD02352 8/06	SR06-100

Legg Mason Partners

Investment Grade Bond Fund

The Fund is a separate series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS INVESTMENT GRADE BOND FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ended June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Investment Funds Inc.—Smith Barney Investment Grade Bond Fund name.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date: September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date: September 7, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Investment Funds, Inc.

Date: September 7, 2006